CONTRACTS AND COMMITMENTS	12 Months Ended
Mar. 31, 2022
Commitments [Abstract]
CONTRACTS AND COMMITMENTS	CONTRACTS AND COMMITMENTSAs at March 31, 2022, the Company had also entered into agreements for various studies which may require the Company to spend up to an additional $5,968 (US$4,777). The Company expects to pay this amount within the 18 months ending September 30, 2023, however the timing and certainty of the payments are contingent on availability of materials and successful completion of certain milestones. The Company has the right to cancel the preclinical studies at its discretion, in which case a cancellation fee may apply, however the Company is not liable to pay the full amount of the studies.
In addition, the Company has entered into agreements with certain consultants which requires the Company to spend $437 in the year ending March 31, 2023.